UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2010

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 21, 2010, Fifth Third Bancorp issued a press release and its quarterly and annual financial supplements announcing its earnings release for the fourth quarter of 2009. A copy of this press release and its quarterly and annual financial supplements are attached as Exhibits 99.1, 99.2 and 99.3, respectively. This information is furnished under both Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure. The information in this Form 8-K and Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 7.01	Regulation FD Disclosure

On January 21, 2010, Fifth Third Bancorp issued a press release and its quarterly and annual financial supplements announcing its earnings release for the fourth quarter of 2009. Copies of this press release and its quarterly and annual financial supplements are attached as Exhibits 99.1, 99.2 and 99.3, respectively. This information is furnished under both Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure. The information in this Form 8-K and Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

For the benefit of its investors, Fifth Third Bancorp is furnishing information regarding its credit trends and certain information regarding its portfolio of loans and leases. Copies of these items are attached as Exhibits 99.4 and 99.5, respectively. The information in this Form 8-K and Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	–	Press release dated January 21, 2010

Exhibit 99.2	–	Quarterly Financial Supplement

Exhibit 99.3	–	Annual Financial Supplement

Exhibit 99.4	–	Fourth Quarter 2009 Credit Trends

Exhibit 99.5	–	Fourth Quarter 2009 Portfolio Loan and Lease Stratifications

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

January 21, 2010	/s/ Daniel T. Poston
Daniel T. Poston
Executive Vice President and Chief Financial Officer